                        ANNUAL REPORT TO SHAREHOLDERS
                               CIGNA FUNDS GROUP
                       FOR THE YEAR ENDED DECEMBER 31, 1997

                   [TEXT APPEARS AS A DIVIDED CIRCLE GRAPHIC]

CIGNA MONEY MARKET FUND MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)

There was little surprise in the fact that the Federal Reserve (the "Fed") left monetary policy unchanged in the fourth quarter of 1997. The ongoing crisis in Southeast Asia, and the corresponding threat of an Asian recession and asset deflation risks, as expected, kept the Fed on hold. Expectations are that, although the Asian situation will reduce U.S. growth in 1998, perhaps as much as one full percentage point, that growth will continue in the range of 2-2 1/2%. The Fed may eventually ease monetary policy.

On December 31, 1997, the portfolio composition of CIGNA Money Market Fund (the "Fund") was as follows: top-tier domestic commercial paper, 39%; top tier foreign commercial paper, 10%; U.S. Government and agencies, 17%; and repurchase agreements, 34%.
The Fund is well diversified.

As of December 31, total return for the twelve months ended December 31, 1997 was 5.27%, after expenses and reinvestment of dividends. By comparison, the Lipper Money Market Instrument Fund Average and three-month treasury bills, as reported by Lehman Brothers (which does not include investment expenses), returned 4.90% and 5.52%, respectively, for the year ended December 31, 1997. The Fund's annualized yield for the seven days and thirty days ended December 31, 1997 was 5.30% and 5.22%, respectively. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. (Fund and Lipper returns are after expenses and reinvestment of dividends.)

1998 started with a bang, as long bond yields fell to historic lows in the first few trading days. Fueling the rally were the Asian crisis and Fed Chairman Alan Greenspan's speech on deflation. These two issues highlight both the fundamental and technical factors that must be considered in assessing future activity. We currently expect that Fed policy will remain steady for the first quarter of 1998. The portfolio is structured to take advantage of this environment. We will, however, continue to monitor the situation in Asia as well as economic trends in the U.S., as we believe both are key indicators of future Fed direction - and will adjust our portfolio strategy accordingly.


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                                1/1/88-12/31/97

-----------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
        1 Year   5 Year  10 Year
         5.27%    4.26%   5.43%
-----------------------------------------
                                                   3-Month U.S.
       Point of           CIGNA Money              Treasury Bills
       Measurement        Market Fund               - Total Return (1)
       -----------        ----------------         -------------------
             12/87                 $10,000                 $10,000
             12/88                 $10,729                 $10,669
             12/89                 $11,690                 $11,592
             12/90                 $12,604                 $12,511
             12/91                 $13,328                 $13,226
             12/92                 $13,776                 $13,706
             12/93                 $14,105                 $14,127
             12/94                 $14,589                 $14,723
             12/95                 $15,366                 $15,567
             12/96                 $16,121                 $16,385
             12/97                 $16,971                 $17,244

(1)  Source: Lehman Brothers

CIGNA Money Market Fund's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Fund does not charge a sales load. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's performance has been compared with the total return performance of three-month U.S. Treasury Bills. Treasury Bill performance does not reflect brokerage charges or other investment expenses. The Fund's average 7-day annualized yield as of December 31, 1997 was 5.30%.

CIGNA S&P 500 INDEX FUND MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)

A year ago, we suggested that while history argued against a third consecutive year of significant returns to the S&P 500 Index, the essentially sound state of the economy enhanced the potential for such an occurrence. In retrospect, that forecast was an understatement. For the 6-month period from July 1, 1997 (commencement of operations) to December 31, 1997, CIGNA S&P 500 Index Fund's return, after expenses and allowing for reinvestment of dividends, was 10.23%, compared to the 10.33% total return of the S&P 500 Index. The Index returned 33.36% for the full year, and 1997 was the third consecutive year in which this benchmark produced returns of 20% or more.

Continuing the trend of recent years, the S&P 500 Index once again outperformed the average domestic stock manager, in part because of the outperformance of large capitalization stocks over their small-cap counterparts. Although posting impressive results for the year, returns for the S&P MidCap Index (32.25%) and S&P SmallCap Index (25.58%) fell short of the returns provided by the large-cap-dominated S&P 500 Index. According to Lipper Analytical Services, the average U.S. stock fund returned 24.36% in 1997, with only 10.3% of these funds beating the S&P 500 Index for the year. Growth stocks (36.53%), as measured by the S&P/BARRA Indices, also maintained their advantage over Value stocks (29.99%). Industry group performance was led by Trucking (153%), which was 1996's big loser. Meanwhile, Shoes (-33%), which was among the best groups that year, was one of 1997's worst-performing groups. Brokerage (81%), Savings & Loans (74%), Airlines (68%) and Broadcast Media (64%) were major winners, while Metals (-35%), Gold (-35%) and Engineering & Construction (-37%) did the worst.

Our expectation of high market volatility in 1997 stemming from weak consensus was also correct. The number of trading days during the year that saw at least 1% daily closing change was among the highest for any year in recent history. Market participants appeared to gradually accept the notion of "new era economics" and set aside earlier worries over growth-induced inflation that had prompted a small rate increase by the Federal Reserve in March.

The impact of Asian market turmoil on the U.S. economy is shaping up to be a key to 1998 market performance. While economic growth will likely slow as a result of increased foreign competition and weakened foreign export demand, the U.S. equity markets barring unforeseen investor psychology - appear poised for potentially positive but perhaps more normal returns in 1998.

CIGNA S&P 500 INDEX FUND MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited) (Continued)

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                                7/1/97 - 12/31/97

-----------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
        From Inception (7/1/97)
                10.23%
-----------------------------------------

       Point of           CIGNA S&P 500            S&P 500 Index
       Measurement        Index Fund               - Total Return
       -----------        ----------------         ---------------
            7/1/97                 $10,000                 $10,000
          12/31/97                 $11,023                 $11,033

CIGNA S&P 500 Index Fund's performance figures are historical and reflect reinvestment of dividends and capital gains distributions and changes in net asset value. The Fund does not charge a sales load. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's performance has been compared with the total return performance for the Standard & Poor's Corporation Composite Index of 500 Stocks (S&P 500). This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

CIGNA INCOME FUND MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)

1997 once again highlighted the market's ability to completely reverse course, both in sentiment and return. The bond market started the year on a strong note, aided by very high levels of liquidity and aggressive buying of both high yield and investment grade debt. However, during the first quarter, concern over robust growth and a potential acceleration in inflation caused stocks to decline, bond yields to rise and prices to fall, and quality spreads to widen, especially in high yield and emerging markets. The Federal Reserve (the "Fed") raised rates by 0.25%, increasing the Fed Funds rate to 5.50%. The bond market slumped, causing yields to rise from 6.64% on the benchmark 30-year Treasury at year-end to 7.10% at the end of the first quarter. As measured by the Lehman Brothers Government/Corporate Bond Index (the "Index"), bonds returned -.86% for the first quarter compared to -0.77% for the CIGNA Income Fund.

The second quarter saw a reversal of market psychology, as economic growth eased and inflation remained benign. Heartened by more modest growth and lower inflation than normally expected in the later stages of a drawn-out business cycle, investors returned to the market in force. The benchmark 30-year Treasury bond rallied as yields fell from 7.10% to 6.78% by the quarter's end. The bond market, as measured by the Index, returned 3.64% during the second quarter compared to 3.20% for the Fund.

Investors in the third quarter reacted to a market environment of continued robust growth and low inflation by driving bond market yields lower. The benchmark 30-year Treasury closed the third quarter at a yield of 6.40%. The Treasury yield curve shifted downward as rates declined and flattened slightly. Longer-dated Treasury bonds outperformed shorter notes. There was little concern that the Fed would tighten monetary conditions anytime soon. The bond market, as measured by the Index, returned 3.51% during the third quarter compared to 2.97% for the Fund.

In the fourth quarter, there was a significant decline in interest rates to 5.92% at year-end, prompted by the Asian crisis which reached a flash point in October. Decimated currency and stock markets in Pacific Rim countries prompted a "flight to quality," which both bolstered the U.S. Treasury market and widened corporate spreads - particularly in emerging market debt. Ratings agencies reacted by lowering the ratings of many issuers, including some previously investment-grade sovereigns. Bids for less liquid corporate issuers quickly dried up. Fund performance of 3.46% for the fourth quarter surpassed the Index return of 3.21%.

A crisis born of extreme speculation, financial abuses, and "crony capitalism" will not be quickly resolved. The fallout in the U.S. is just beginning to be felt. Reduced exports will subtract at least 0.5% from gross domestic product growth - but should be partially offset by lower inflation and interest rates.

As the focus shifts away from the Pacific Rim, continued tight domestic labor markets and solid economic momentum could once again prompt concern over Fed tightening action, resulting in a modest rise in interest rates.

After deducting expenses and allowing for the reinvestment of dividends, based on the net asset value of its underlying assets, the Fund returned 9.10% for the year. This trailed the 9.76% return for the Index.

As long as the Pacific Rim crisis continues to positively impact U.S. interest rates, we expect to maintain a portfolio duration modestly longer than the Index. If the economy shows signs of re-accelerating after the Asian-related dampening fades, we plan to shorten duration exposure to help preserve asset values.

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                                1/1/88-12/31/97

-----------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
        1 Year   5 Year  10 Year
         9.10%   7.14%   8.84%
-----------------------------------------
                                                   Lehman Brothers
       Point of           CIGNA                    Government/Corporate
       Measurement        Income Fund              Index - Total Return
       -----------        ----------------         --------------------
             12/87                 $10,000                 $10,000
             12/88                 $10,787                 $10,753
             12/89                 $12,329                 $12,285
             12/90                 $13,087                 $13,304
             12/91                 $15,435                 $15,451
             12/92                 $16,527                 $16,618
             12/93                 $18,735                 $18,452
             12/94                 $18,152                 $17,806
             12/95                 $21,095                 $21,233
             12/96                 $21,382                 $21,847
             12/97                 $23,328                 $23,979

CIGNA Income Fund's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Fund does not charge a sales load. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's performance has been compared with the total return performance of the Lehman Brothers Government/Corporate Bond Index. The index is a group of unmanaged securities widely regarded by investors to be representative of the taxable U.S. government and corporate bond market in general. Index results do not reflect brokerage charges or other investment expenses. An investment cannot be made in the index.

CIGNA MONEY MARKET FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 1997


                                              PRINCIPAL            VALUE
                                                (000)              (000)
-------------------------------------------------------------------------------
COMMERCIAL PAPER - 49.1%
DOMESTIC - 39.1%
American Express Co.,
      5.50%, 1/12/98                             $  4,400         $      4,400
AT&T Co.,
      5.75%, 1/16/98                                5,550                5,537
Bell Atlantic Network Funding Corp.,
      6.15%, 1/7/98                                 5,100                5,095
Bellsouth Telecommunications, Inc.,
      5.70%, 2/3/98                                 5,770                5,740
du Pont (E.I.) de nemours & Co.,
      6.06%, 1/7/98                                 3,900                3,896
      5.55%, 1/12/98                                  725                  724
Ford Motor Credit Co.,
      5.50%, 1/5/98                                 5,920                5,916
Hewlett-Packard Co.,
      5.90%, 1/21/98                                3,364                3,353
Kellogg Co.,
      5.72%, 1/6/98                                 6,400                6,395
Kimberly Clark Corp.,
      6.0%, 1/6/98                                  4,500                4,496
Lucent Technologies, Inc.,
      5.50%, 1/5/98                                 4,015                4,012
Merck & Co.,
      6.05%, 1/5/98                                 1,773                1,772
Pitney Bowes Credit Corp.,
      6.0%, 1/14/98                                 3,800                3,792
      5.80%, 1/16/98                                  997                  995

The Notes to Financial Statements are an integral part of these statements.

CIGNA MONEY MARKET FUND

DECEMBER 31, 1997


                                             PRINCIPAL           VALUE
                                              (000)              (000)
-----------------------------------------------------------------------------
PHH Corp., Inc.,
      5.55%, 1/30/98                           $  4,585         $      4,564
Teco Finance, Inc.,
      6.0%, 1/16/98                               2,109                2,104
Warner Lambert Co.,
      6.0%, 1/8/98                                4,000                3,995
                                                            -----------------
                                                                      66,786
                                                            -----------------

FOREIGN - 10.0%
British Columbia (Providence of), Canada,
      5.63%, 2/10/98                              4,500                4,472
BTR Dunlop Finance, Inc.,
      5.60%, 1/22/98                              4,200                4,186
Glaxo Wellcome, plc
      5.67%, 1/21/98                              2,534                2,526
National Australia Funding (Delaware), Inc.,
      5.80%, 1/13/98                              5,936                5,924
                                                            -----------------
                                                                      17,108
                                                            -----------------
TOTAL COMMERCIAL PAPER                                                83,894
                                                            -----------------

U.S. GOVERNMENT & AGENCIES - 16.9%
Federal Farm Credit Bank,
      5.53%, 2/2/98                               5,000                5,000
      5.65%, 2/2/98                               5,000                5,000
      5.60%, 10/1/98                              2,000                1,998
Federal Home Loan Banks,
      5.80%, 2/5/98                               4,000                4,000
      5.80%, 9/18/98                              2,500                2,501
      5.685%, 10/2/98                             1,000                1,000

The Notes to Financial Statements are an integral part of these statements.

CIGNA MONEY MARKET FUND

DECEMBER 31, 1997


                                                                                 PRINCIPAL            VALUE
                                                                                   (000)              (000)
------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association,
      5.50%, 2/18/98                                                                     850        $         850
Student Loan Marketing Association,
      5.82%, 9/16/98                                                                   5,500                5,498
      5.919%, 11/12/98*                                                                3,000                3,000
                                                                                                 -----------------
TOTAL U.S. GOVERNMENT & AGENCIES                                                                           28,847
                                                                                                 -----------------

REPURCHASE AGREEMENTS - 34.1%
Repurchase Agreement with J.P. Morgan & Co.,
      entered into 12/31/97 at 5.75%, maturing 1/2/98
      at $58,425,658 (collateralized by U.S. Treasury Bond,
      11.875%, due 11/15/03 with a face value of $45,391,000
      and a value of $58,686,024)                                                     58,407               58,407
                                                                                                 -----------------
TOTAL INVESTMENT IN SECURITIES - 100.1%                                                                $  171,148
      (Total Cost - $171,147,696)

Liabilities, Less Cash and Other Assets - (0.1%)                                                              (83)
                                                                                                 -----------------
NET ASSETS - 100.0%
      (equivalent to $1.00 per share based on 171,064,584
      shares outstanding)                                                                              $  171,065
                                                                                                 =================

*     Variable Rate Note.  Rate is as of December 31, 1997.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA S&P 500 INDEX FUND INVESTMENTS IN SECURITIES December 31, 1997



                                                          MARKET
                                             NUMBER OF       VALUE
                                               SHARES        (000)
-------------------------------------------------------------------
COMMON STOCKS - 98.0%
General Electric Co.                           44,900   $    3,295
Coca-Cola Co.                                  34,000        2,265
Microsoft Corp.*                               16,500        2,133
Exxon Corp.                                    34,000        2,080
Merck & Co., Inc.                              16,600        1,764
Royal Dutch Petroleum Co.                      29,400        1,593
Intel Corp.                                    22,400        1,574
Philip Morris Companies, Inc.                  33,200        1,504
Procter & Gamble Co.                           18,500        1,477
International Business Machines Corp.          13,400        1,401
A T & T Corp.                                  22,300        1,366
Pfizer, Inc.                                   17,800        1,327
Bristol-Myers Squibb Co.                       13,700        1,296
Wal-Mart Stores, Inc.                          31,100        1,226
Johnson & Johnson                              18,400        1,212
Lilly (Eli) & Co.                              15,300        1,065
American International Group, Inc.              9,600        1,044
Bell Atlantic Corp.                            10,657          970
du Pont (E.I.) de Nemours & Co.                15,500          931
SBC Communications, Inc.                       12,500          916
Disney ( Walt) Co.                              9,200          911
Hewlett-Packard Co.                            14,200          888
Travelers Group, Inc.                          15,714          846
Federal National Mortgage Association          14,500          827
Ford Motor Co.                                 16,400          798
Citicorp                                        6,300          797
Mobil Corp.                                    10,800          780
Gillette Co.                                    7,700          773
Cisco Systems, Inc.*                           13,800          769
BellSouth Corp.                                13,600          766
PepsiCo, Inc.                                  20,900          762
Lucent Technologies, Inc.                       8,800          703
BankAmerica Corp.                               9,600          701
Chevron Corp.                                   9,000          693
GTE Corp.                                      13,200          690
American Home Products Corp.                    9,000          689
Abbott Laboratories                            10,500          688
Boeing Company                                 13,750          673
Chase Manhattan Corp.                           5,800          635
Schering-Plough Corp.                          10,000          621
Ameritech Corp.                                 7,500          604
General Motors Corp.                            9,900          600


                                                        MARKET
                                          NUMBER OF      VALUE
                                             SHARES      (000)
---------------------------------------------------------------
NationsBank Corp.                             9,800  $     596
Home Depot, Inc.                             10,050        592
Compaq Computer Corp.*                       10,420        588
American Express Company                      6,400        571
Amoco Corp.                                   6,700        570
Unilever NV                                   8,900        556
Schlumberger Ltd.                             6,800        547
Allstate Corp.                                5,900        536
Morgan Stanley, Dean Witter, Discover &
  Co.                                         8,100        479
Time Warner, Inc.                             7,700        477
Motorola, Inc.                                8,200        468
Minnesota Mining and Manufacturing Co.        5,700        468
Warner-Lambert Co.                            3,700        459
McDonald's Corp.                              9,500        454
Banc One Corp.                                8,000        435
Wells Fargo & Co.                             1,200        407
MCI Communications Corp.                      9,500        407
First Union Corp.                             7,900        405
Norwest Corp.                                10,300        398
Federal Home Loan Mortgage Corp.              9,500        398
Computer Associates International, Inc.       7,500        397
Texaco, Inc.                                  7,200        391
Dell Computer Corp.*                          4,500        378
Cendant Corp.                                10,985        378
WorldCom, Inc.*                              12,400        375
Kimberly-Clark Corp.                          7,600        375
U. S. Bancorp, Inc.                           3,330        373
Sara Lee Corp.                                6,600        372
Campbell Soup Company                         6,300        366
Atlantic Richfield Co.                        4,400        353
Sprint Corp.                                  5,900        346
Emerson Electric Co.                          6,100        344
First Chicago NBD Corp.                       4,100        342
Monsanto Company                              8,100        340
Medtronic, Inc.                               6,500        340
Tyco International Ltd.                       7,400        333
Xerox Corp.                                   4,500        332
Merrill Lynch & Co., Inc.                     4,500        328
Dow Chemical Co.                              3,200        325
Chrysler Corp.                                9,200        324
Northern Telecom Ltd.                         3,600        320
Allied-Signal, Inc.                           7,800        304
Colgate-Palmolive Co.                         4,100        301

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA S&P 500 INDEX FUND INVESTMENTS IN SECURITIES December 31, 1997 (Continued)

                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
Bank of New York, Inc.                          5,200  $     301
Oracle Systems Corp.*                          13,450        300
U.  S.  WEST Communications, Inc.               6,600        298
Anheuser-Busch Companies, Inc.                  6,700        295
Airtouch Communications, Inc.*                  6,900        287
Kellogg Co.                                     5,700        283
Morgan (J.P.) & Co.                             2,500        282
Eastman Kodak Co.                               4,500        274
Duke Energy Co.                                 4,900        271
CBS Corp.                                       9,000        265
Columbia/HCA Healthcare Corp.                   8,900        264
Pharmacia & Upjohn, Inc.                        7,000        256
Lockheed Martin Corp.                           2,600        256
Fleet Financial Group, Inc.                     3,400        255
Heinz (H.J.) Co.                                5,000        254
-----------------------------------------------------------------
TOTAL 100-LARGEST STOCKS                                  68,642
-----------------------------------------------------------------
Caterpillar, Inc.                               5,100        248
Automatic Data Processing, Inc.                 4,000        246
Sears, Roebuck & Company                        5,400        244
Southern Company                                9,400        243
Gannett Co., Inc.                               3,900        241
United Technologies Corp.                       3,300        240
U.  S.  WEST Media Group*                       8,300        240
PNC Bank Corp.                                  4,200        240
Texas Instruments, Inc.                         5,300        238
General Re Corp.                                1,100        233
Raytheon Co.                                    4,601        232
CoreStates Financial Corp.                      2,800        224
Washington Mutual, Inc.                         3,500        223
ConAgra, Inc.                                   6,600        217
CPC International, Inc.                         2,000        216
Union Pacific Corp.                             3,400        212
KeyCorp                                         3,000        212
Walgreen Co.                                    6,700        210
SunTrust Banks, Inc.                            2,900        207
Mellon Bank Corp.                               3,400        206
Penney (J.C.) Co., Inc.                         3,400        205
Illinois Tool Works, Inc.                       3,400        204
Viacom, Inc., Class B*                          4,900        203
Dayton Hudson Corp.                             3,000        203
Amgen, Inc.*                                    3,700        200
Sun Microsystems, Inc.*                         5,000        199
Deere & Co.                                     3,400        198
Wachovia Corp.                                  2,400        195


                                                        MARKET
                                          NUMBER OF      VALUE
                                             SHARES      (000)
---------------------------------------------------------------
Tele-Communications, Inc., Class A*           7,000  $     195
GAP, Inc.                                     5,500        195
Burlington Northern Santa Fe Corp.            2,100        195
Barnett Banks, Inc.                           2,700        194
Baxter International, Inc.                    3,800        192
National City Corp.                           2,900        191
Household International, Inc.                 1,500        191
MBNA Corp.                                    6,950        190
BankBoston Corp.                              2,000        188
EMC  Corp.*                                   6,800        187
PG & E Corp.                                  6,100        186
American General Corp.                        3,400        184
Halliburton Co.                               3,500        182
Chubb Corp.                                   2,400        182
Pitney-Bowes, Inc.                            2,000        180
Marsh & McLennan Companies, Inc.              2,400        179
Enron Corp.                                   4,300        179
International Paper Co.                       4,100        177
First Data Corp.                              6,000        176
Phillips Petroleum Co.                        3,600        175
CIGNA Corp.                                   1,000        173
Fifth Third Bancorp                           2,100        172
Waste Management, Inc.                        6,200        170
Loews Corp.                                   1,600        170
May Department Stores Co.                     3,200        169
Aluminum Co. of America                       2,400        169
AMR Corp.*                                    1,300        167
Seagram Company Ltd.                          5,100        165
Archer-Daniels-Midland Co.                    7,590        165
3Com Corp.*                                   4,700        164
CSX Corp.                                     3,000        162
Albertson's, Inc.                             3,400        161
General Mills, Inc.                           2,200        158
Norfolk Southern Corp.                        5,100        157
NIKE, Inc., Class B                           4,000        157
CVS Corp.                                     2,400        154
Schwab (Charles) Corp.                        3,650        153
Comcast Corp., Class A (Special)              4,800        152
Rockwell International Corp.                  2,900        151
Applied Materials, Inc.*                      5,000        151
Hartford Financial Services Group             1,600        150
Mattel, Inc.                                  4,000        149
FPL Group, Inc.                               2,500        148
Aetna, Inc.                                   2,100        148

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA S&P 500 INDEX FUND INVESTMENTS IN SECURITIES December 31, 1997 (Continued)


                                                           MARKET
                                             NUMBER OF      VALUE
                                               SHARES       (000)
------------------------------------------------------------------
Edison International                            5,400   $     147
Bankers Trust New York Corp.                    1,300         146
PPG Industries, Inc.                            2,500         143
Tenet Healthcare Corp.                          4,200         139
Ralston Purina Co.                              1,500         139
Weyerhaeuser Co.                                2,800         137
Textron, Inc.                                   2,200         137
Texas Utilities Co.                             3,300         137
HealthSouth Corp.*                              4,900         136
USX-Marathon Group                              4,000         135
Aon Corp.                                       2,300         135
HBO & Co.                                       2,800         134
Goodyear Tire & Rubber Co.                      2,100         134
American Electric Power Co., Inc.               2,600         134
ITT Corp.                                       1,600         133
Unocal Corp.                                    3,400         132
Tellabs, Inc.*                                  2,500         132
Occidental Petroleum Corp.                      4,500         132
Consolidated Edison Co. of N.Y., Inc.           3,200         131
United Healthcare Corp.                         2,600         129
Costco Companies, Inc.*                         2,900         129
State Street Corp.                              2,200         128
Wrigley (Wm.) Jr. Company                       1,600         127
Williams Companies, Inc.                        4,500         127
Service Corporation International               3,400         126
Kroger Co.*                                     3,400         126
Comerica, Inc.                                  1,400         126
AMP, Inc.                                       3,000         126
------------------------------------------------------------------
TOTAL 200-LARGEST STOCKS                                   86,111
------------------------------------------------------------------
Guidant Corp.                                   2,000         125
Federated Department Stores, Inc.*              2,900         125
Hershey Foods Corp.                             2,000         124
Toys 'R' Us, Inc.*                              3,900         123
Air Products & Chemicals, Inc.                  1,500         123
BB and T Corp.                                  1,900         122
Progressive Corp. Ohio                          1,000         120
Delta Air Lines, Inc.                           1,000         119
Corning, Inc.                                   3,200         119
Boston Scientific Corp.*                        2,600         119
Marriott International, Inc.                    1,700         118
Conseco, Inc.                                   2,600         118
Honeywell, Inc.                                 1,700         116

                                                        MARKET
                                          NUMBER OF      VALUE
                                             SHARES      (000)
---------------------------------------------------------------
Lowes Companies, Inc.                         2,400  $     114
Cincinnati Financial Corp.                      800        113
Cardinal Health, Inc.                         1,500        113
PacifiCorp                                    4,100        112
Masco Corp.                                   2,200        112
Dover Corp.                                   3,100        112
Burlington Resources, Inc.                    2,510        112
SunAmerica, Inc.                              2,600        111
Clorox Co.                                    1,400        111
Avon Products, Inc.                           1,800        110
UNUM Corp.                                    2,000        109
Sysco Corp.                                   2,400        109
Lincoln National Corp.                        1,400        109
Browning-Ferris Industries, Inc.              2,900        107
Tribune Co.                                   1,700        106
MGIC Investment Corp.                         1,600        106
Dominion Resources, Inc.                      2,500        106
Baker Hughes, Inc.                            2,400        105
Northrop Grumman Corp.                          900        104
Fort James Corp.                              2,700        103
Clear Channel Communications, Inc.*           1,300        103
ALLTEL Corp.                                  2,500        103
Houston Industries, Inc.                      3,822        102
Public Service Enterprises Group, Inc.        3,200        101
Hilton Hotels Corp.                           3,400        101
Dresser Industries, Inc.                      2,400        101
Rite Aid Corp.                                1,700        100
Quaker Oats Co.                               1,900        100
Entergy Corp.                                 3,300         99
St. Paul Companies, Inc.                      1,200         98
Federal Express Corp.*                        1,600         98
Eaton Corp.                                   1,100         98
Cognizant Corp.                               2,200         98
Transamerica Corp.                              900         96
Pioneer Hi-Bred International, Inc.             900         96
McGraw-Hill, Inc.                             1,300         96
Tenneco, Inc.                                 2,400         95
Praxair, Inc.                                 2,100         95
Barrick Gold Corp.                            5,100         95
Newell Company                                2,200         94
Limited, Inc.                                 3,700         94
Thermo Electron Corp.*                        2,100         93

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA S&P 500 INDEX FUND INVESTMENTS IN SECURITIES December 31, 1997 (Continued)


                                                           MARKET
                                             NUMBER OF      VALUE
                                               SHARES       (000)
------------------------------------------------------------------
First Energy Corp.                              3,200  $       93
Coastal Corp.                                   1,500          93
UST, Inc.                                       2,500          92
Unicom Corp.                                    3,000          92
Computer Sciences Corp.*                        1,100          92
TRW, Inc.                                       1,700          91
Republic New York
  Corp.                                           800          91
Omnicom Group, Inc.                             2,100          89
Ingersol-Rand Co.                               2,200          89
Fortune Brands, Inc.                            2,400          89
Carolina Power & Light Co.                      2,100          89
SAFECO Corp.                                    1,800          88
Alcan Aluminum Ltd.                             3,200          88
Winn-Dixie Stores, Inc.                         2,000          87
MBIA, Inc.                                      1,300          87
Ahmanson (H. F.) & Co.                          1,300          87
New York Times Co., Class A                     1,300          86
Interpublic Group of Companies, Inc.            1,700          85
Genuine Parts Co.                               2,500          85
Crown Cork & Seal Co., Inc.                     1,700          85
Becton, Dickinson and Co.                       1,700          85
VF Corp.                                        1,800          83
Huntington Bancshares, Inc.                     2,300          83
Cooper Industries, Inc.                         1,700          83
Union Pacific Resources Group, Inc.             3,400          82
Parametric Technology Corp.*                    1,700          81
Torchmark Corp.                                 1,900          80
Times Mirror Co., Class A                       1,300          80
Grace (W.R.) & Co.                              1,000          80
Cinergy Corp.                                   2,100          80
Synovus Corp.                                   2,400          79
Georgia-Pacific Corp.                           1,300          79
Consolidated Natural Gas Co.                    1,300          79
Golden West Financial Corp.                       800          78
General Dynamics Corp.                            900          78
Digital Equipment Corp.*                        2,100          78
Central & Southwest Corp.                       2,900          78
Rohm & Haas Co.                                   800          77
Kmart Corp.                                     6,700          77
International Flavors & Fragrances, Inc.        1,500          77
TJX Companies, Inc.                             2,200          76
Owens-Illinois, Inc.*                           2,000          76
American Stores Co.                             3,700          76


                                                        MARKET
                                          NUMBER OF      VALUE
                                             SHARES      (000)
---------------------------------------------------------------
Micron Technology, Inc.                       2,900  $      75
Donnelley (R.R.) & Sons Co.                   2,000         75
---------------------------------------------------------------
TOTAL 300-LARGEST STOCKS                                95,775
---------------------------------------------------------------
Equifax, Inc.                                 2,100         74
Dun & Bradstreet Corp.                        2,400         74
Union Carbide Corp.                           1,700         73
Southwest Airlines Co.                        2,950         73
PECO Energy Co.                               3,000         73
GPU, Inc.                                     1,700         72
Bay Networks,
  Inc.*                                       2,800         72
Parker-Hannifin Corp.                         1,550         71
Amerada Hess Corp.                            1,300         71
Jefferson-Pilot Corp.                           900         70
Dow Jones & Co., Inc.                         1,300         70
US Airways Group, Inc.*                       1,100         69
DTE Energy Co.                                2,000         69
Grainger (W.W.), Inc.                           700         68
Baltimore Gas & Electric Co.                  2,000         68
Sherwin-Williams Co.                          2,400         67
Dana Corp.                                    1,400         67
Beneficial Corp.                                800         67
Nordstrom, Inc.                               1,100         66
Eastman Chemical Co.                          1,100         66
Morton International, Inc.                    1,900         65
Hercules, Inc.                                1,300         65
Seagate Technology, Inc.*                     3,300         64
Harris Corp.                                  1,400         64
Countrywide Credit Industries, Inc.           1,500         64
Columbia Gas Systems, Inc.                      800         63
Block (H & R), Inc.                           1,400         63
Avery Dennison Corp.                          1,400         63
Newmont Mining Corp.                          2,100         62
Knight-Ridder, Inc.                           1,200         62
Allegheny Teledyne, Inc.                      2,400         62
Tricon Global Restaurants                     2,090         61
Laidlaw, Inc.                                 4,500         61
Autozone, Inc.                                2,100         61
Union Electric Co.                            1,400         60
Reynolds Metals Co.                           1,000         60
Case Corp.                                    1,000         60
Western Atlas, Inc.*                            800         59
Providian Corp.                               1,300         59
Champion International Corp.                  1,300         59

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA S&P 500 INDEX FUND INVESTMENTS IN SECURITIES December 31, 1997 (Continued)


                                                            MARKET
                                             NUMBER OF       VALUE
                                               SHARES        (000)
-------------------------------------------------------------------
PACCAR, Inc.                                    1,100      $    58
Nucor Corp.                                     1,200           58
Northern States Power Co.                       1,000           58
Stanley Works (The)                             1,200           57
Mirage Resorts, Inc.*                           2,500           57
Johnson Controls, Inc.                          1,200           57
Raychem Corp.                                   1,300           56
Dillard, Inc., Class A                          1,600           56
Whirlpool Corp.                                 1,000           55
Sonat, Inc.                                     1,200           55
Tandy Corp.                                     1,400           54
Hasbro, Inc.                                    1,700           54
Ashland, Inc.                                   1,000           54
Frontier Corp.                                  2,200           53
Sigma-Aldrich Corp.                             1,300           52
Rubbermaid, Inc.                                2,100           52
PP & L Resources, Inc.                          2,200           52
National Semiconductor Corp.*                   2,000           52
Willamette Industries, Inc.                     1,600           51
Ikon Office Solutions, Inc.                     1,800           51
Black & Decker Corp.                            1,300           51
Phelps Dodge Corp.                                800           50
ITT Industries, Inc.                            1,600           50
Green Tree Financial Corp.                      1,900           50
Ecolab, Inc.                                      900           50
Ceridian Corp.*                                 1,100           50
Brown-Forman Corporation, Class B                 900           50
Harcourt General, Inc.                            900           49
Anadarko Petroleum  Corp.                         800           49
Union Camp Corp.                                  900           48
Maytag Corp.                                    1,300           48
Pennzoil Co.                                      700           47
KLA Tencor Corp.*                               1,200           46
Humana, Inc.*                                   2,200           46
Circuit City Stores, Inc.                       1,300           46
Pacific Enterprises                             1,200           45
Fluor Corp.                                     1,200           45
Westvaco Corp.                                  1,400           44
Kerr-McGee Corp.                                  700           44
Wendy's International, Inc.                     1,800           43
Perkin-Elmer Corp.                                600           43
Freeport McMoRan Copper & Gold, Inc.,
  Class B                                       2,700           43
Temple-Inland, Inc.                               800           42
Sun Company, Inc.                               1,000           42


                                                        MARKET
                                          NUMBER OF      VALUE
                                             SHARES      (000)
---------------------------------------------------------------
Placer Dome, Inc.                             3,300  $      42
Apache Corp.                                  1,200         42
Deluxe Corp.                                  1,200         41
Biomet, Inc.                                  1,600         41
Adobe Systems, Inc.                           1,000         41
St. Jude Medical, Inc.                        1,300         40
LSI Logic Corp.*                              2,000         40
Inco Ltd.                                     2,300         39
Brunswick Corp.                               1,300         39
American Greetings Corp., Class A             1,000         39
Thomas & Betts Corp.                            800         38
Mallinckrodt Group, Inc.                      1,000         38
Liz Claiborne, Inc.                             900         38
DSC Communications Corp.*                     1,600         38
ALZA Corp.*                                   1,200         38
USX-U.S. Steel Group                          1,200         37
Rowan Companies, Inc.*                        1,200         37
---------------------------------------------------------------
TOTAL 400-LARGEST STOCKS                               101,293
---------------------------------------------------------------
Armstrong World Industries, Inc.                500         37
Woolworth Corp.                               1,800         36
Whitman Corp.                                 1,400         36
Ryder System, Inc.                            1,100         36
Oryx Energy Co.                               1,400         36
Novell, Inc.*                                 4,800         36
Nextlevel System, Inc.*                       2,000         36
Nalco Chemical Co.                              900         36
Mead Corp.                                    1,300         36
Great Lakes Chemical Corp.                      800         36
Advanced Micro Devices, Inc.*                 2,000         36
USF&G Corp.                                   1,600         35
Snap-On, Inc.                                   800         35
Pall Corp.                                    1,700         35
Engelhard Corp.                               2,000         35
Bemis Company, Inc.                             800         35
FMC Corp.*                                      500         34
Unisys Corp.*                                 2,400         33
SuperValu, Inc.                                 800         33
Goodrich (B.F.) Co.                             800         33
Echlin, Inc.                                    900         33
United States Surgical Corp.                  1,100         32
Manor Care, Inc.                                900         32
Cabletron Systems, Inc.*                      2,100         32
Bausch & Lomb, Inc.                             800         32
Timken Co.                                      900         31

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA S&P 500 INDEX FUND INVESTMENTS IN SECURITIES December 31, 1997 (Continued)


                                                           MARKET
                                             NUMBER OF      VALUE
                                               SHARES       (000)
------------------------------------------------------------------
Silicon Graphics, Inc.*                         2,400  $       30
NICOR, Inc.                                       700          30
National Service Industries, Inc.                 600          30
Mercantile Stores Co., Inc.                       500          30
General Signal Corp.                              700          30
Cummins Engine Co., Inc.                          500          30
Crane Co.                                         700          30
Allergan, Inc.                                    900          30
Polaroid Corp.                                    600          29
Meredith Corp.                                    800          29
McDermott International, Inc.                     800          29
Louisiana-Pacific Corp.                         1,500          29
King World Productions, Inc.*                     500          29
Andrew Corp.*                                   1,200          29
Owens-Corning Fiberglas Corp.                     800          27
Helmerich & Payne, Inc.                           400          27
Giant Foods, Inc., Class A                        800          27
Cooper Tire & Rubber Co.                        1,100          27
Tektronix, Inc.                                   650          26
Shared Medical Systems Corp.                      400          26
Harrah's Entertainment, Inc.*                   1,400          26
Fruit of the Loom, Inc., Class A*               1,000          26
Darden Restaurants, Inc.                        2,100          26
Autodesk, Inc.                                    700          26
Alberto-Culver Co., Class B                       800          26
Navistar International Corp.*                   1,000          25
Harnischfeger Industries, Inc.                    700          25
Centex Corp.                                      400          25
Bard (C. R.), Inc.                                800          25
Caliber System, Inc.                              500          24
Boise Cascade Corp.                               800          24
Reebok International Ltd.                         800          23
Tupperware Corp.                                  800          22
Safety-Kleen Corp.                                800          22
Apple Computer, Inc.                            1,700          22
Worthington Industries, Inc.                    1,300          21
Pep Boys-Manny, Moe & Jack                        900          21
Niagara Mohawk Power Co.                        2,000          21
Fleetwood Enterprises, Inc.                       500          21
Peoples Energy Corp.                              500          20
Millipore Corp.                                   600          20
Cyprus Amax Minerals Co.                        1,300          20
Aeroquip-Vickers, Inc.                            400          20
Briggs & Stratton Corp.                           400          19


                                                        MARKET
                                          NUMBER OF      VALUE
                                             SHARES      (000)
---------------------------------------------------------------
Battle Mountain Gold Co.                      3,200  $      19
Jostens, Inc.                                 1,100         18
Moore Corporation Ltd.                        1,200         18
Homestake Mining Co.                          2,000         18
Potlatch  Corp.                                 400         17
Coors (Adolph) Co., Class B                     500         17
Springs Industries, Inc., Class A               300         16
ONEOK, Inc.                                     400         16
Longs Drug Stores Corp.                         500         16
Great Atlantic & Pacific Tea Co., Inc.          500         15
Stone Container Corp.                         1,300         14
Foster Wheeler Corp.                            500         14
Eastern Enterprises                             300         14
Bethlehem Steel Corp.*                        1,600         14
Ball Corp.                                      400         14
Russell Corp.                                   500         13
Pulte Corp.                                     300         13
Cincinnati Milacron, Inc.                       500         13
Jostens, Inc.                                   500         12
Inland Steel Industries, Inc.                   700         12
EG & G, Inc.                                    600         12
Data General Corp.*                             700         12
NACCO Industries, Inc., Class A                 100         11
Kaufman & Broad Home Corp.                      500         11
Asarco, Inc.                                    500         11
Harland (J.H.) Co.                              400          8
Charming Shoppes, Inc.                        1,500          7
Armco, Inc.                                   1,500          7
Echo Bay Mines Ltd.                           2,000          5
ChoicePoint, Inc.*                              110          5
CommScope, Inc.*                                333          4
General Semiconductor, Inc.*                    250          3
Crescendo Pharmaceuticals, Inc.                  45          1


TOTAL COMMON STOCKS - 98.0%
  (Cost $98,592,364)                                   103,714
                                                     ----------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA S&P 500 INDEX FUND INVESTMENTS IN SECURITIES December 31, 1997 (Continued)

                                                           MARKET
                                                            VALUE
                                            PRINCIPAL       (000)
------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 1.9%
COMMERCIAL PAPER - 1.8%
General Electric Capital Corp.
    5.65%, 1/2/98                           $   1,964   $   1,964

U.S. GOVERNMENT AND AGENCIES - 0.1%
U. S. Treasury Bills,
4.975%, 1/29/98**                                 100         100
                                                       -----------
TOTAL SHORT-TERM OBLIGATIONS
(Cost $2,063,613)                                           2,064
                                                       -----------
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Total Cost $100,655,977)                                 105,778
    Cash and Other Assets Less Liabilities  - 0.1%             67
                                                       -----------
NET ASSETS - 100.0%                                     $ 105,845
                                                       ===========
(equivalent to $10.95 per share based on 9,670,139 shares outstanding)

*   Non-income producing securities.
** Pledged as initial margin for Stock Index Futures Contracts. At December 31, 1997, the Fund was long 9 S&P 500 Futures Contracts expiring in March 1998. Unrealized gain amounted to $11,325.


The Notes to Financial Statements are an integral part of these statements.

CIGNA INCOME FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 1997

                                                                       MARKET
                                                    PRINCIPAL           VALUE
                                                      (000)             (000)
------------------------------------------------------------------------------
BONDS AND NOTES - 94.8%
FOREIGN GOVERNMENTS  - 8.2%
Israel (The State of), 5.75%, 2000                  $   100        $      100
                                                                --------------

U.S. GOVERNMENT & AGENCIES - 86.6%
Federal Home Loan Banks, 7.37%, 2002                    100               105
Federal Home Loan Mortgage Corp., 7.75%, 2001           100               106
Federal National Mortgage Assoc., 7.4%, 2004            100               108
Student Loan Marketing Assoc., 6.6%, 1999               100               101
Tennessee Valley Authority, 6.375%, 2005                100               102
United States Treasury Bonds,
    8.125%, 2019                                         35                44
    6.5%, 2026                                          150               160
United States Treasury Notes,
    5.875%, 1998                                         20                20
    6.5%, 2005                                          300               313
                                                                --------------
                                                                        1,059
                                                                --------------
Total Bonds and Notes
    (Cost - $1,144,179)                                                 1,159
                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
     (Total Cost - $1,144,179)                                          1,159
Cash and Other Assets, Less Liabilities - 5.2%                             63
                                                                --------------

NET ASSETS - 100.0%
    (equivalent to $.98 per share based on
    1,253,012 shares outstanding)                                   $   1,222
                                                                ==============

The Notes to Financial Statements are an integral part of these statements.

CIGNA FUNDS GROUP

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                                  (IN THOUSANDS)

                                                                      MONEY           S&P 500
                                                                      MARKET           INDEX            INCOME
                                                                   -------------    -------------     -----------

ASSETS:
Investments in securities at value (Cost - $171,147,696,
     $100,655,977, and $1,144,179, respectively)                      $ 171,148        $ 105,778        $  1,159
Cash                                                                          1                -              50
Receivable for Fund shares sold                                               -           25,000               -
Interest and dividends receivable                                           653              109              19
Investment for Trustees' deferred compensation plan (Cost - $15,207,
     $263 and $9,858, respectively)                                          21                -              15
Receivable from advisor                                                      29               54               7
Other                                                                         -                6               -
                                                                   -------------    -------------     -----------

     Total assets                                                       171,852          130,947           1,250
                                                                   -------------    -------------     -----------
LIABILITIES:
Payable for investments purchased                                             -           25,022               -
Dividends payable                                                           688                -               -
Payable for Trustees' deferred compensation plan                             21                -              15
Other accrued expenses                                                       78               80              13
                                                                   -------------    -------------     -----------

     Total liabilities                                                      787           25,102              28
                                                                   -------------    -------------     -----------

NET ASSETS                                                            $ 171,065        $ 105,845        $  1,222
                                                                   =============    =============     ===========

Shares outstanding                                                      171,065            9,670           1,253
                                                                   =============    =============     ===========

NET ASSET VALUE PER SHARE                                             $    1.00        $   10.95       $    0.98
                                                                   =============    =============     ===========
COMPONENTS OF NET ASSETS:
Paid in capital                                                       $ 171,065        $ 100,583       $   1,208
Undistributed (overdistributed) net investment income                         -               10              (7)
Accumulated net realized gain on investments                                  -              119               -
Unrealized appreciation of investments                                        -            5,133              21
                                                                   -------------    -------------     -----------

NET ASSETS                                                            $ 171,065        $ 105,845        $  1,222
                                                                   =============    =============     ===========

The Notes to Financial Statements are an integral part of these statements.

CIGNA FUNDS GROUP

STATEMENT OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 1997*

                                                                                     (IN THOUSANDS)

                                                                       MONEY           S&P 500
                                                                      MARKET            INDEX           INCOME
                                                                    ------------    --------------    ------------
INVESTMENT INCOME:
     Interest                                                         $   7,198        $      100      $       74
     Dividends (net of foreign taxes withheld of $0, $2,743,
     and $0, respectively)                                                    -               536               -
                                                                    ------------    --------------    ------------
                                                                          7,198               636              74
EXPENSES:
     Investment advisory fees                                               446                83               6
     Administrative services                                                 82                28              14
     Custodian fees and expenses                                             77                79              19
     Auditing and legal fees                                                 21                12              11
     Registration fees                                                       13                30               -
     Trustees' fees                                                          11                 -               6
     Shareholder reports                                                      5                 5               -
     Transfer agent fees and expenses                                         3                 -               3
     Other                                                                    5                 -               2
                                                                    ------------    --------------    ------------
         Total expenses                                                     663               237              61
         Less expenses waived by advisor                                    (89)             (121)            (50)
                                                                    ------------    --------------    ------------

     Net expenses                                                           574               116              11
                                                                    ------------    --------------    ------------

NET INVESTMENT INCOME                                                     6,624               520              63

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain from securities transactions                          16                30               3
     Net realized gain from futures contracts                                 -                97               -
     Net unrealized gain from futures contracts                               -                11               -
     Unrealized appreciation of investments                                   -             5,122              35
                                                                    ------------    --------------    ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                              16             5,260              38
                                                                    ------------    --------------    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $   6,640        $    5,780      $      101
                                                                    ============    ==============    ============

* From January 1, 1997, except for S&P 500 Index Fund which commenced operations on July 1, 1997.

The Notes to Financial Statements are an integral part of these statements.

CIGNA FUNDS GROUP

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 1997*

                                                                                     (IN THOUSANDS)

                                                                        MONEY             S&P 500
                                                                        MARKET             INDEX            INCOME
                                                                    ---------------    ---------------    ------------

OPERATIONS:
Net investment income                                                 $      6,624       $        520      $       63
Net realized gain from securities transactions                                  16                 30               3
Net realized gain from futures contracts                                         -                 97               -
Unrealized gain from futures contracts                                           -                 11               -
Unrealized appreciation of investments                                           -              5,122              35
                                                                    ---------------    ---------------    ------------
Net increase in net assets from operations                                   6,640              5,780             101
                                                                    ---------------    ---------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                  (6,624)              (510)            (61)
From net realized capital gains                                                (16)                (8)             (3)
                                                                    ---------------    ---------------    ------------
Total distributions to shareholders                                         (6,640)              (518)            (64)
                                                                    ---------------    ---------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                        1,108,538            100,065               -
Net asset value of shares issued to shareholders
     In reinvestment of dividends and distributions                          6,482                518              64
                                                                    ---------------    ---------------    ------------
                                                                         1,115,020            100,583              64
Cost of shares redeemed                                                 (1,064,460)                 -               -
                                                                    ---------------    ---------------    ------------
Net increase from Fund share transactions                                   50,560            100,583              64
                                                                    ---------------    ---------------    ------------
NET INCREASE IN NET ASSETS                                                  50,560            105,845             101
NET ASSETS:
Beginning of period                                                        120,505                  -           1,121
                                                                    ---------------    ---------------    ------------
End of period (including undistributed net investment
     Income of $0 and $10,089 and overdistributed net
     Investment income of $6,744, respectively)                        $   171,065        $   105,845        $  1,222
                                                                    ===============    ===============    ============
TRANSACTIONS IN CAPITAL STOCK:
Shares sold                                                              1,108,538              9,621               -
Shares issued in reinvestment of dividends and distributions                 6,482                 49              66
                                                                    ---------------    ---------------    ------------
                                                                         1,115,020              9,670              66
Shares redeemed                                                         (1,064,460)                 -               -
                                                                    ---------------    ---------------    ------------
Net increase in shares outstanding                                          50,560              9,670              66
                                                                    ===============    ===============    ============

* From January 1, 1997, except for S&P 500 Index Fund which commenced operations on July 1, 1997.

The Notes to Financial Statements are an integral part of these statements.

CIGNA FUNDS GROUP

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                          (IN THOUSANDS)

                                                                                    MONEY
                                                                                   MARKET               INCOME
                                                                               ----------------     ---------------
OPERATIONS:
Net investment income                                                              $     1,593        $         58
Net realized gain from securities transactions                                              14                   -
Unrealized depreciation of investments                                                       -                 (42)
                                                                               ----------------     ---------------
Net increase in net assets from operations                                               1,607                  16
                                                                               ----------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                              (1,593)                (57)
From net realized capital gains                                                            (14)                (38)
                                                                               ----------------     ---------------
Total distributions to shareholders                                                     (1,607)                (95)
                                                                               ----------------     ---------------
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares                                                      283,028                   -
Net asset value of shares issued to shareholders
      in reinvestment of dividends and distributions                                     1,078                  95
                                                                               ----------------     ---------------
                                                                                       284,106                  95
Cost of shares redeemed                                                               (164,635)                  -
                                                                               ----------------     ---------------
Net increase from Fund share transactions                                              119,471                  95
                                                                               ----------------     ---------------
NET INCREASE IN NET ASSETS                                                             119,471                  16
NET ASSETS:
Beginning of period                                                                      1,034               1,105
                                                                               ----------------     ---------------
End of period (including overdistributed net investment
      income of $0 and $9,875, respectively)                                       $   120,505          $    1,121
                                                                               ================     ===============
TRANSACTIONS IN CAPITAL STOCK:
Shares sold                                                                            283,028                   -
Shares issued in reinvestment of dividends and distributions                             1,078                  95
                                                                               ----------------     ---------------
                                                                                       284,106                  95
Shares redeemed                                                                       (164,635)                  -
                                                                               ----------------     ---------------
Net increase                                                                           119,471                  95
                                                                               ================     ===============

The Notes to Financial Statements are an integral part of these statements.

CIGNA FUNDS GROUP  Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Money Market Fund, CIGNA S&P 500 Index Fund and CIGNA Income Fund are separate series of CIGNA Funds Group, a Massachusetts business trust (the "Trust"). The funds are referred to collectively as "CIGNA Funds Group" or the "Funds." The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Money Market Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The objective of the S&P 500 Index Fund is to achieve long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks. The objective of the Income Fund is to provide as high a level of current income as possible consistent with reasonable concern for safety of principal by investing primarily in investment grade corporate debt securities and U.S. Government securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements.

A. SECURITY VALUATION - Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Except for the Money Market Fund, short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. The investments in the Money Market Fund are valued at amortized cost, which the Board of Trustees has determined constitutes fair value. Other securities and assets of the Funds are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees.

The S&P 500 Index Fund may purchase Standard & Poor's 500 futures contracts with the objective of earning returns on its short-term investments equivalent to returns on the Standard & Poor's 500 Composite Stock Price Index. As a result, the purchase of futures contracts simulates a fully invested position in the underlying index while maintaining liquidity. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - For Federal income tax purposes, each Fund in the Trust is taxed as a separate entity. It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - For the Money Market Fund, dividends from net investment income and net realized gains are declared daily and reinvested monthly. For the S&P 500 Index Fund and the Income Fund, dividends from net investment income and net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed annually.

Dividends and distributions are recorded by the Funds on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with Federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a re-class to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Funds.

Such advisory fees are based on annual rates of 0.35%, 0.25% and 0.50% applied to the average daily net assets of the Money Market Fund, S&P 500 Index Fund and Income Fund, respectively. CII has voluntarily agreed to reimburse each Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.45%, 0.35% and 1.00% of average daily net assets of the Money Market Fund, S&P 500 Index Fund and Income Fund, respectively. Prior to July 1, 1996, the expenses of Money Market Fund were limited to 0.7% of average daily net assets.

Each Fund reimburses CII for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1997, the Money Market Fund, S&P 500 Index Fund and Income Fund paid or accrued $81,725, $28,167 and $14,267, respectively.

CII is an indirect, wholly owned subsidiary of CIGNA Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 1997 were as follows (shown in thousands):
                       FUND               PURCHASES               SALES
------------------------------------  -------------------   ------------------
Money Market Fund                       $              -       $            -
S&P 500 Index Fund                                99,885                1,301
Income Fund                                          152                   75

There were $152,168 of purchases and $75,172 of sales of U.S. Government obligations for the Income Fund in 1997. There were $158,587 of purchases of U.S. Government obligations for the S&P 500 Index Fund in 1997.

5. AGGREGATE GROSS UNREALIZED APPRECIATION/DEPRECIATION. The Funds had aggregate gross and net unrealized appreciation and depreciation for Federal income tax purposes as follows (shown in thousands):

                                                         UNREALIZED           UNREALIZED           NET UNREALIZED
                       FUND                             APPRECIATION         DEPRECIATION           DEPRECIATION
---------------------------------------------------  -------------------   ------------------   ---------------------
Money Market Fund                                       $             -                    -                       -
S&P 500 Index Fund                                                7,330       $        2,208       $           5,122
Income Fund                                                          20                    5                      15


As of December 31, 1997, the Money Market, S&P 500 Index and Income Funds' cost of securities for Federal income tax purposes was $171,147,696, $100,655,977, and $1,144,179, respectively.

6. CAPITAL STOCK. Each Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. At December 31, 1997, affiliates of CIGNA Corporation were the only shareholders of the Funds.

7. FINANCIAL HIGHLIGHTS. The following per share data is computed on the basis of a share outstanding throughout the period:


                                                    NET
                                                  REALIZED
                       NET                           &
                      ASSET                      UNREALIZED                      DIVIDENDS
                     VALUE,          NET        GAIN (LOSS)     TOTAL FROM       FROM NET       DISTRIBUTIONS
      YEAR          BEGINNING     INVESTMENT         ON         INVESTMENT      INVESTMENT      FROM REALIZED           TOTAL
      ENDED         OF PERIOD       INCOME      INVESTMENTS     OPERATIONS        INCOME        CAPITAL GAINS       DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND
        1993 g         $1.00        $.0237               -         $.0237          $.0237                  -            $.0237
        1994 g          1.00         .0337               -          .0337           .0337                  -             .0337
        1995 h          1.00         .0516               -          .0516           .0516             $.0003             .0519
        1996            1.00         .0479          $.0001          .0480           .0479              .0001             .0480
        1997 i          1.00         .0513          $.0001          .0514           .0513              .0001             .0514

S&P 500 INDEX FUND
        1997 i*       $10.00          $.07            $.95          $1.02            $.07               $.00              $.07


INCOME FUND
        1993 g         $1.02          $.06            $.07           $.13            $.06               $.08              $.14
        1994 g          1.01           .06            (.09)          (.03)            .06                  -               .06
        1995 h          0.92           .06             .09            .15             .05                  -               .05
        1996 g          1.02           .05            (.05)             -             .05                .03               .08
        1997 i          0.94           .05             .04            .09             .05                  -               .05

                                                                                    RATIO OF
                        NET                           NET           RATIO OF            NET
                       ASSET                       ASSETS AT        EXPENSES        INVESTMENT
                       VALUE,                        END OF            TO             INCOME          PORTFOLIO
      YEAR             END           TOTAL          PERIOD         AVERAGE         TO AVERAGE         TURNOVER
      ENDED            OF PERIOD     RETURN         (000)          NET ASSETS      NET ASSETS         RATE
----------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND
        1993 g         $1.00           2.39 %      $20,508           1.00 %a          2.39 %b              -
        1994 g          1.00           3.43         16,673           1.00 a           3.32 b               -
        1995 h          1.00           5.33          1,034           0.80 a           5.38 b               -
        1996            1.00           4.91        120,505           0.45 a           4.95 b               -
        1997 i          1.00           5.27        171,065           0.44 a           5.14 b

S&P 500 INDEX FUND
        1997 i*       $10.95          10.23 %     $105,845           0.18 %c          0.79 %d              4 %


INCOME FUND
        1993 g         $1.01          13.36 %      $19,910           1.00 %e          6.06 %f            116 %
        1994 g           .92          -3.12         15,210           1.00 e           6.37 f               8
        1995 h          1.02          16.21          1,105           0.95 e           6.50 f              45
        1996 g           .94           1.36          1,121           1.00 e           5.33 f               -
        1997 i           .98           9.10          1,222           1.00 e           5.42 f               7


*      From commencement of operations, July 1, 1997.
a. Ratios of expenses to average net assets prior to the reduction of advisory fee were 0.51%, 0.69%, 1.21% and 1.11%, a. respectively, for the periods ended December 31, 1997, 1996, 1995 and 1994.
b. Ratios of net investment income to average net assets prior to the reduction of advisory fee were 5.07%, 4.71%, 4.91% and b. 3.22%, respectively, for the periods ended December 31, 1997, 1996, 1995 and 1994.
c. Ratio of expenses to average net assets prior to the reduction of advisory fee was 0.36% for the period ended December 31, 1997.
d. Ratio of net investment income to average net assets prior to the reduction of advisory fee was 0.61% for the period ended December 31, 1997.
e. Ratios of expenses to average net assets prior to the reduction of advisory fee were 5.31%, 5.62%, 1.37% and 1.15%, e. respectively, for the periods ended December 31, 1997, 1996, 1995 and 1994.
f. Ratios of net investment income to average net assets prior to the reduction of advisory fee were 1.11%, 0.72%, 6.08 and f. 6.22%, respectively, for the periods ended December 31, 1997, 1996, 1995 and 1994.
g. Net investment income per share has been calculated in accordance with SEC requirements, except that end of year accumulated/undistributed net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
h. Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data h. for the period since the use of the undistributed income method did not accord with the results of operations.
i. Beginning in 1996, each Fund is required to disclose the average commission paid per transaction. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rule structures may differ. CIGNA S&P 500 Index Fund's average commission rate per share of $0.022 for 1997. Neither the CIGNA Money Market Fund nor the CIGNA Income Fund has paid any commissions in 1997 and 1996.

REPORTS OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA Money Market Fund and CIGNA Income
Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Money Market Fund and CIGNA Income Fund ("the Funds") (each a series of CIGNA Funds Group) at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 20, 1998


To the Trustees and Shareholders of CIGNA S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA S&P 500 Index Fund (the "Fund") (a series of CIGNA Funds Group) at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period July 1, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 20, 1998